EXHIBIT 10.2

                         NATIXIS FINANCIAL PRODUCTS INC.
                         9 West 57th Street, 36th Floor
                            New York, New York 10019
               Fax: (212) 891-0660 / Phone: (212) 891-6298 / 6194


DATE:                   April 20, 2007

TO:                     Wells Fargo Bank, N.A., not individually, but solely
                        as Securities Administrator for Wells Fargo Home
                        Equity Asset-Backed Securities 2007-2 Trust, Home
                        Equity Asset-Backed Certificates, Series 2007-2
ATTENTION:              Client Manager - WFHET 2007-2
TELEPHONE:              410-884-2000
FACSIMILE:              410-715-2380

FROM:                   Natixis Financial Products Inc.

SUBJECT:                Fixed Income Derivatives Confirmation

REFERENCE NUMBER:       425053CF

The purpose of this long-form confirmation ("Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Natixis Financial Products Inc. ("Party A") and Wells Fargo Bank, N.A., not individually, but solely as securities administrator (the "Securities Administrator") on behalf of the supplemental interest trust with respect to the Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust (the "Trust") ("Party B") created under the Pooling and Servicing Agreement, to be dated as of April 20, 2007, among Wells Fargo Asset Securities Corporation, as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N.A., in its capacity as Servicer and as Securities Administrator (the "Pooling Agreement"). This Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. This Confirmation constitutes a "Confirmation" and also constitutes a "Schedule" as referred to in the ISDA Master Agreement, and Paragraph 13 of a Credit Support Annex to the Schedule.

1. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement. In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) this Confirmation, exclusive of the provisions set forth in Item 3 hereof and Annex A hereto; (ii) the provisions set forth in Item 3 hereof, which are incorporated by reference into the Schedule; (iii) the Credit Support Annex; (iv) the Definitions; and (v) the ISDA Master Agreement.

      Each reference herein to a "Section" (unless specifically referencing the Pooling Agreement) or to a "Section of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each reference herein to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

      Notional Amount:              With respect to any Calculation Period, the
                                    amount set forth for such period on Schedule
                                    I attached hereto.

      Trade Date:                   April 16, 2007

      Effective Date:               May 25, 2007

      Termination Date:             April 25, 2013, which for the purpose of the
                                    final Fixed Rate Payer Calculation Period is subject to adjustment in accordance with the Business Day Convention, and for the purpose of the final Floating Rate Payer Calculation
                                    Period is subject to adjustment in
                                    accordance with the Business Day Convention.

      Initial Premium Payment by
      Party A to Lehman Brothers
      Holdings Inc.
      (on behalf of Party B):       $[     ], to be paid on April 20, 2007.

      Fixed Amounts:

            Fixed Rate Payer:       Party B

            Fixed Rate Payer
            Period End Dates:       The 25th calendar day of each month during
                                    the Term of this Transaction, commencing
                                    June 25, 2007, subject to adjustment in
                                    accordance with the Business Day Convention.

            Fixed Rate Payer
            Payment Dates:          Early Payment shall be applicable. For each
                                    Calculation Period, the Fixed Rate Payer
                                    Payment Date shall be the first Business Day prior to the related Fixed Rate Payer Period
                                    End Date.

            Fixed Rate:             With respect to any Calculation Period, the
                                    rate set forth for such period on Schedule I attached hereto.

            Business Days:          New York

            Business Day
            Convention:             Modified Following

            Fixed Rate Day
            Count Fraction:         Actual/360

      Floating Amounts:

            Floating Rate Payer:    Party A

            Floating Rate Payer
            Period End Dates:       The 25th calendar day of each month during
                                    the Term of this Transaction, commencing
                                    June 25, 2007, subject to adjustment in
                                    accordance with the Business Day Convention.

            Floating Rate Payer
            Payment Dates:          Early Payment shall be applicable. For each
                                    Calculation Period, the Floating Rate Payer
                                    Payment Date shall be the first Business Day prior to the related Floating Rate Payer
                                    Period End Date.

            Floating Rate Option:   USD-LIBOR-BBA

            Designated Maturity:    One month

            Floating Rate Day
            Count Fraction:         Actual/360

            Reset Dates:            The first day of each Calculation Period.

            Compounding:            Inapplicable

            Business Days:          New York

            Business Day
            Convention:             Modified Following

            Calculation Agent:      Party A


      Account Details and Settlement Information:

            Payments to Party A:    CITIBANK N.A.
                                    ABA# 021-000-089
                                    Account No.: 36216161
                                    A/C NATIXISFP



            Payments to Party B:    Wells Fargo Bank, N.A.
                                    ABA #: 121000248
                                    Acct #: 3970771416
                                    Acct. Name: SAS Clearing
                                    Ref: For Further Credit 53142401, WFHET
                                    2007-2 Supplemental Interest Trust Account


                                    Chase NYC
                                    ABA 021000021
                                    a/c LBI - Lehman Brothers Holdings
                                    a/c 066206677
                                    Reference: WFHET 2007-2 Upfront Swap Payment

3.    Provisions Deemed Incorporated in a Schedule to the ISDA Master Agreement:

Part 1.     Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b) "Specified Transaction" will not apply to Party A or Party B for any purpose.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B; provided, however, that notwithstanding anything to the contrary in Section 5(a)(ii), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(ii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in
            Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

            "Specified Indebtedness" will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A's banking business.

            "Threshold Amount" means with respect to Party A an amount equal to 3% of the applicable Relevant Entity's shareholders' equity (on a consolidated basis) determined in accordance with generally accepted accounting principles in such Relevant Entity's jurisdiction of incorporation or organization.

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B; provided further that clause (4) thereof shall not apply to Party B with respect to proceedings or petitions instituted or presented by Party A or any Affiliate of Party A; provided further that clause (6) shall not apply to Party B to the extent that it refers to (i) any appointment that is effected by or contemplated in connection with the Pooling Agreement (as defined above) or (ii) any appointment to which Party B has not become subject; and provided further that clause (8) shall not apply to Party B to the extent that clause (8) relates to clauses of Section 5(a)(vii) that are not applicable to Party B.

     (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with
      Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

            (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

            (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                  "Settlement Amount" means, with respect to any Early Termination Date, an amount equal to:

                  (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                  (c) If, on the Latest Settlement Amount Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation remains capable of becoming legally binding upon acceptance, the Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

            (C) Party A may obtain Market Quotations, and if Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with
                  Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

            (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

(i) Timing of Party B Termination Payment. If an amount calculated as being due in respect of an Early Termination Date under Section 6(e) of this Agreement is an amount to be paid by Party B to Party A then, notwithstanding the provisions of Section 6(d)(ii) of this Agreement, such amount will be payable on the Business Day immediately preceding the first Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii); provided that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, then the payment will be payable on the date determined in accordance with Section 6(d)(ii).

      Part 2.  Tax Matters.

(a)   Tax Representations.

      (i) Payer Tax Representations. For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

      (ii) Party A Payee Tax Representations. For the purpose of Section 3(f), Party A makes the following representations:

            With respect to payments made to Party A which are not effectively connected to the U.S.: It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

            With respect to payments made to Party A which are effectively connected to the U.S.: Each payment received or to be received by it in connection with this Agreement will be effectively connected with its conduct of a trade or business in the U.S.

            Party B Payee Tax Representations. For the purpose of Section 3(f), Party B makes the following representation:

            Party B represents that it is a trust formed under the Pooling Agreement and is a "United States person" as such term is defined in
            Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

(b)   Tax Provisions.

      (i) Indemnifiable Tax. Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes unless (i) such Taxes are assessed directly against Party B and not by deduction or withholding by Party A or (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in
            Section 14). In relation to payments by Party B, no Tax shall be an Indemnifiable Tax, unless the Tax is due to a Change in Tax Law and otherwise satisfies the definition of Indemnifiable Tax provided in
            Section 14.

Part 3.     Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to   Form/Document/                                Date by which to
deliver document    Certificate                                   be delivered
Party A             Any form or document required or reasonably   Promptly upon reasonable demand by Party B.
                    requested to allow Party B to make payments
                    under the Agreement without any deduction or
                    withholding for or on account of any Tax, or
                    with such deduction or withholding at a
                    reduced rate.

Party B             (i) A correct, complete and duly executed     In each case (a) upon entering into this
                    IRS Form W-9 (or any successor thereto) of    Agreement, provided however, with respect
                    the Trust that eliminates U.S. federal        to (i), Party B shall apply for the
                    withholding and backup withholding tax on     employer identification number of the
                    payments under this Agreement, (ii) if        Trust promptly upon entering into this
                    requested by Party A, a correct, complete     Agreement and deliver the related correct,
                    and executed Form W-8IMY of the Trust, and    complete and duly executed IRS Form W-9
                    (iii) a complete and executed IRS Form W-9,   promptly upon receipt, and in any event,
                    W-8BEN, W-8ECI, or W-8IMY (with attachments)  no later than the first Payment Date of
                    (as appropriate) from each Certificateholder  this Transaction;  (b) in the case of a
                    that is not an "exempt recipient" as that     W-8ECI, W-8IMY, and W-8BEN that does not
                    term is defined in Treasury regulations       include a U.S. taxpayer identification
                    section 1.6049-4(c)(1)(ii), that eliminates   number in line 6, before December 31 of
                    U.S. federal withholding and backup           each third succeeding calendar year, (c)
                    withholding tax on payments under this        promptly upon reasonable demand by Party
                    Agreement.                                    A, and (d) promptly upon learning that any
                                                                  such Form previously provided by Party B has
                                                                  become obsolete or incorrect.

(b)   For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to        Form/Document/                               Date by which to                       Covered by Section
deliver document         Certificate                                  be delivered                           3(d) Representation
Party A and              A certificate of an authorized officer of    Upon the execution and delivery of     Yes
Party B                  the party (except, with respect to Party     this Agreement
                         B, of the Securities Administrator), as to
                         the incumbency and authority of the
                         respective officers of the party signing
                         the Agreement, this Confirmation, and any
                         relevant Credit Support Document, as the
                         case may be

Party A                  An opinion of counsel to Party A             Upon the execution and delivery of     No
                         reasonably satisfactory to Party B.          this Agreement

Party B                  An opinion of counsel to Party B             Upon the execution and delivery of     No
                         reasonably satisfactory to Party A.          this Agreement

Party B                  An executed copy of the Pooling Agreement    Within 30 days after the date of       No
                                                                      this Agreement.


Part 4.  Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      NATIXIS FINANCIAL PRODUCTS INC.
      Address:    Harborside Financial Center
                  Plaza V, 31st Floor
                  Jersey City, NJ 07311
      Attention:  Swaps Administration

      Telephone No.:    (201) 791-6539
      Facsimile No.:    (201) 891-0660

      with a copy to:

      NATIXIS FINANCIAL PRODUCTS INC.
      Address:    9 West 57th Street, 35th Floor
                  New York, NY 10019

      Attention:  General Counsel

      Telephone No.:    (212) 891-6137
      Facsimile No.:    (212) 891-1922

      (For all purposes)

      Address for notices or communications to Party B:

      Address:    Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland 21045
      Attention:  Client Manager - WFHET 2007-2
      Facsimile:  (410) 715-2380
      Phone:      (410) 884-2000

      (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent is Party A.

(f)   Credit Support Document.

      Party A: (A) the guarantee of the obligations of Party A by IXIS Corporate & Investment Bank dated as of November 1, 2004 and
                  (B) the Credit Support Annex; provided that Party A shall not be required to post any Eligible Collateral except as and to the extent provided herein.

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

      Party A: IXIS Corporate & Investment Bank, a limited liability company with executive and supervisory boards (societe anonyme a directoire et conseil de surveillance) organized under the laws of the Republic of France.

      Party B:    None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. The parties agree that subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. "Affiliate" shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

Part 5.  Others Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling Agreement.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g) Relationship Between Parties.

                  (1) Non-Reliance. Party A has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. The Securities Administrator is acting, not individually or personally, but as Securities Administrator on behalf of the Trust and has been directed pursuant to the Pooling Agreement to enter into this Agreement by, and on behalf of, the Trust, which has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

                  (2) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as fiduciary for or advisor to it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party."

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-" and (ii) deleting the final paragraph thereof.

(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) First Rating Trigger Collateral. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (iii) Amendment of Pooling Agreement. If, without the prior written consent of Party A where such consent is required under the Pooling Agreement, an amendment is made to the Pooling Agreement (excluding, for the avoidance of doubt, any amendment to the Pooling Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider), an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

      (iv) Termination of Trust/ Securitization Unwind. If the Trust is terminated pursuant to the Pooling Agreement, all rated certificates have been paid in accordance with the terms of Pooling Agreement or if a Securitization Unwind (as hereinafter defined) occurs, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event. As used herein, "Securitization Unwind" means notice of the requisite amount of a party's intention to exercise its option to purchase the underlying mortgage loans pursuant the Pooling Agreement is given by the Trustee or the Securities Administrator to certificateholders or noteholders, as applicable, pursuant to the Pooling Agreement.

      (v)   Regulation AB.

            (A) If (1) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB (as defined below) and (2) Party A has not, within 30 days after receipt of a 10% Disclosure Request (as defined below) complied with the provisions set forth in clauses (ii) and (iii) of Part 5(q) below (provided that if the significance percentage is 10% or more and less than 20% when the 10% Disclosure Request is made or reaches 10% after a 10% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (ii) and (iii) of Part 5(q) below within 5 calendar days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

            (B) If (1) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (2) Party A has not, within 30 days after receipt of a 20% Disclosure Request (as defined below) complied with the provisions set forth in clauses
            (iv) and (v) of Part 5(q) below (provided that if the significance percentage is 20% or more when the 20% Disclosure Request is made or reaches 20% after a 20% Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (iv) and (v) of Part 5(q) below within 5 calendar days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(d) Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold of each relevant Swap Rating Agency (such event, a "Required Ratings Downgrade Event"), then Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, use commercially reasonable efforts to procure either (A) a Permitted Transfer or (B) an Eligible Guarantee from an Eligible Guarantor.

(e)   Transfers.

      (i)   Section 7 is hereby amended to read in its entirety as follows:

            "Subject to Section 6(b)(ii), neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction without (a) the prior written consent of the other party and (b) satisfaction of the Rating Agency Condition, except that:

            (a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement);

            (b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e); and

            (c) Party A may transfer or assign this Agreement to any Person, including, without limitation, another of Party A's offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days' prior written notice to Party B and the Securities Administrator; provided that, with respect to this clause (c),
                  (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to
                  Section 2(d)(i)(4) of this Agreement in respect of such Tax
                  (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer and (E) Party A obtains in respect of such transfer a written acknowledgement of satisfaction of the Rating Agency Condition (except for Moody's). Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer."

      (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

      (iii) Upon any transfer of this Agreement, each of the transferee and the transferor must be a "dealer in notional principal contracts" for purposes of Treasury regulations section 1.1001-4(a). For the avoidance of doubt, the Securities Administrator on behalf of Party B is not obligated to determine whether each of the transferee and the transferor are such "dealers in notional principal contracts."

(f) Non-Recourse. Party A acknowledges and agree that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling Agreement and that Party A will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Securities Administrator shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Trust from the Trust created pursuant to the Pooling Agreement. This provision will survive the termination of this Agreement. Notwithstanding the foregoing or anything herein to the contrary, Party A shall not be precluded from declaring an Event of Default or from exercising any other right or remedy as set forth in this Agreement or the Pooling Agreement.

(g) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(h)   No Set-off. Except as expressly provided for in Section 2(c), Section 6 or
      Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(i) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and each relevant Swap Rating Agency (other than Moody's) confirms in writing (including by facsimile transmission) that it will not downgrade, withdraw or otherwise modify its then-current ratings of the Certificates.

(j) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(j) shall not constitute an Event of Default or a Termination Event.

(k) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Trust, or the trust formed pursuant to the Pooling Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates; provided, however, that nothing will preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by Party B or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against Party B or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding. This provision will survive the termination of this Agreement.

(l) Securities Administrator Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wells Fargo Bank, N.A. ("Wells Fargo") not in its individual capacity, but solely as Securities Administrator under the Pooling Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) the Securities Administrator has been directed pursuant to the Pooling Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Trust is made and intended not as personal representations of Wells Fargo but is made and intended for the purpose of binding only the Trust; and (d) under no circumstances shall Wells Fargo in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement. Notwithstanding anything to the contrary herein, nothing shall relieve the Securities Administrator of its obligation to perform its duties under Section 2.02 of the Pooling Agreement in accordance with
      Section 3.04 of the Pooling and Agreement.

(m) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(n) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(o) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(p) Regarding Party A. Party B acknowledges and agrees that Party A, in its capacity as swap provider, has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information (other than disclosure and information furnished by Party A) contained in any offering document for the Certificates, the Pooling Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B's existence.

(q)   Compliance with Regulation AB

      (i) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the Issuing Entity, is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to nine (9) percent or more but less than nineteen (19) percent, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors' consent (such request, a "10% Disclosure Request" and such requested information, subject to the last sentence of this paragraph, is the "10% Financial Disclosure"). The Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 10% Disclosure Request. The parties hereto further agree that the 10% Financial Disclosure provided to meet the 10% Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or
            Item 1115(b)(2) of Regulation AB.

      (iii) Upon the occurrence of a 10% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure, (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 10% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Financial Disclosure or (iv) promptly post collateral satisfactory to the Depositor in an amount which is determined by the Depositor to be sufficient to reduce the aggregate "significance percentage" to below 10% pursuant to the Credit Support Annex or similar agreement. Any such 10% Financial Disclosure provided pursuant to this paragraph (iii) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 10% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

      (iv) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement (and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B) has increased to nineteen (19) percent or more, then the Depositor may request on the date of such determination (or, if such date of determination is not a Business Day, the immediately following Business Day) from Party A the same information set forth in Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a "20% Disclosure Request" and such requested information is the "20% Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 20% Disclosure Request.

      (v) Upon the occurrence of a 20% Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure, (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 20% Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Financial Disclosure or (iv) promptly post collateral satisfactory to the Depositor in an amount which is determined by the Depositor to be sufficient to reduce the aggregate "significance percentage" to, provided Party A is able to meet the requirements of paragraph (iii) above, below 20%, pursuant to the Credit Support Annex or similar agreement. Any such 20% Financial Disclosure provided pursuant to this paragraph (v) shall be in a form suitable for conversion to the format required for filing by the Depositor with the Securities and Exchange Commission via the Electronic Data Gathering and Retrieval System (EDGAR). If permitted by Regulation AB, any required 20% Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

(r)   Additional Definitions.

      Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling Agreement. In addition, as used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

            "Approved Ratings Threshold" means each of the Moody's First Trigger Ratings Threshold and the Fitch First Trigger Ratings Threshold.

            "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event (other than Illegality or Tax Event) with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

            "Eligible Guarantee" means an unconditional and irrevocable guarantee that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

            "Eligible Guarantor" means an entity that (A) has credit ratings at least equal to the Approved Ratings Threshold or (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue.

            "Eligible Replacement" means an entity (A) that has credit ratings at least equal to the Approved Ratings Threshold, (B) has credit ratings at least equal to the Required Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Approved Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue, or (C) the present and future obligations of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee provided by an Eligible Guarantor.

            "Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

            "Fitch" means Fitch Ratings Ltd., or any successor thereto.

            "Fitch First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of at least "A" and a short-term unsecured and unsubordinated debt rating from Fitch of at least "F1".

            "Fitch Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating from Fitch of at least "BBB+" or a short-term unsecured and unsubordinated debt rating from Fitch of at least "F2", if applicable.

            "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

            "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of at least "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of at least "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of at least "A1".

            "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Rating Threshold.

            "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of at least "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of at least "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of at least "A3".

            "Permitted Transfer" means a transfer by novation by Party A to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement that is a recognized dealer in interest rate swaps, (b) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under
            Section 2(d)(i)(4), (c) an Event of Default or Termination Event would not occur as a result of such transfer, (d) Party B has consented in writing to the transfer, such consent not to be unreasonably withheld, (e) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction, (f) such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions, (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction), (h) Moody's has been given prior written notice of such transfer and the Rating Agency Condition (other than with respect to Moody's) is satisfied, and (i) such transfer otherwise complies with the terms of the Pooling Agreement.

            "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with each of the relevant Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates; provided, however, with respect to Moody's, the Rating Agency Condition will be satisfied upon the delivery of written notice to Moody's of such proposed act or omission to act where consultation with each of the relevant Swap Rating Agencies is required.

            "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

            "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction.

            "Required Ratings Downgrade Event" shall have the meaning assigned thereto in Part 5(d).

            "Required Ratings Threshold" means each of the Moody's Second Trigger Ratings Threshold and the Fitch Second Trigger Ratings Threshold.

            "Swap Rating Agencies" means, with respect to any date of determination, each of Moody's and Fitch, but only to the extent that each such rating agency is then providing a rating for any of the certificates issued under the Pooling Agreement.

               [Remainder of this page intentionally left blank.]

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by signing in the space provided below and sending a copy of the executed Confirmation by telecopier (212.891.0660) to the Operations Department, Natixis Financial Products Inc., Attention: Swap Operations. If we do not hear from you within three days of the date hereof, you will be deemed to have consented to the terms set forth herein.

-------------------------------------------------------------------------------------------------------
For and on behalf of                               For and on behalf of
NATIXIS FINANCIAL PRODUCTS INC.                    Wells Fargo Home Equity Asset-Backed Securities
                                                   2007-2 Trust
                                                   By:    Wells Fargo Bank, N.A., not individually, but
                                                   solely as Securities Administrator under the Pooling
                                                   Agreement on behalf of the Wells Fargo Home Equity
                                                   Asset-Backed Securities 2007-2 Trust
-------------------------------------------------------------------------------------------------------


   /s/ Vasanth K. Victor                              /s/ Carla S. Walker
-----------------------------------------          -----------------------------------------
Name:  Vasanth K. Victor                           Name:  Carla S. Walker
Title: Managing Director                           Title: Vice President
Date:  April 20, 2007                              Date:  April 20, 2007
-------------------------------------------------------------------------------------------------------


   /s/ Christopher Hayden
-----------------------------------------
Name:  Christopher Hayden
Title: Managing Director
Date:  April 20, 2007

-------------------------------------------------------------------------------------------------------

                                   SCHEDULE I

-----------------------------------------------------------------------------------------------------------
From and including           To but excluding              Notional Amount (USD)         Fixed Rate (%)
-----------------------------------------------------------------------------------------------------------
April 25, 2007               May 25, 2007                           0.00                     0.0000%
May 25, 2007                 June 25, 2007                     441,925,000.00                5.4400%
June 25, 2007                July 25, 2007                     428,551,000.00                5.4300%
July 25, 2007                August 25, 2007                   415,573,000.00                5.4000%
August 25, 2007              September 25, 2007                402,979,000.00                5.3800%
September 25, 2007           October 25, 2007                  390,757,000.00                5.3500%
October 25, 2007             November 25, 2007                 378,897,000.00                5.3100%
November 25, 2007            December 25, 2007                 367,388,000.00                5.2600%
December 25, 2007            January 25, 2008                  356,220,000.00                5.2000%
January 25, 2008             February 25, 2008                 345,382,000.00                5.1400%
February 25, 2008            March 25, 2008                    334,865,000.00                5.0800%
March 25, 2008               April 25, 2008                    324,659,000.00                5.0300%
April 25, 2008               May 25, 2008                      314,756,000.00                4.9800%
May 25, 2008                 June 25, 2008                     303,420,000.00                4.9400%
June 25, 2008                July 25, 2008                     291,209,000.00                4.9000%
July 25, 2008                August 25, 2008                   279,137,000.00                4.8800%
August 25, 2008              September 25, 2008                267,158,000.00                4.8600%
September 25, 2008           October 25, 2008                  255,411,000.00                4.8500%
October 25, 2008             November 25, 2008                 243,804,000.00                4.8500%
November 25, 2008            December 25, 2008                 232,429,000.00                4.8500%
December 25, 2008            January 25, 2009                  221,239,000.00                4.8500%
January 25, 2009             February 25, 2009                 210,281,000.00                4.8600%
February 25, 2009            March 25, 2009                    199,602,000.00                4.8600%
March 25, 2009               April 25, 2009                    189,202,000.00                4.8700%
April 25, 2009               May 25, 2009                      153,265,000.00                4.8800%
May 25, 2009                 June 25, 2009                     133,950,000.00                4.9000%
June 25, 2009                July 25, 2009                     117,097,000.00                4.9300%
July 25, 2009                August 25, 2009                   104,282,000.00                4.9400%
August 25, 2009              September 25, 2009                94,253,000.00                 4.9500%
September 25, 2009           October 25, 2009                  86,313,000.00                 4.9600%
October 25, 2009             November 25, 2009                 79,952,000.00                 4.9800%
November 25, 2009            December 25, 2009                 74,752,000.00                 4.9900%
December 25, 2009            January 25, 2010                  70,527,000.00                 5.0000%
January 25, 2010             February 25, 2010                 67,045,000.00                 5.0100%
February 25, 2010            March 25, 2010                    63,748,000.00                 5.0200%
March 25, 2010               April 25, 2010                    60,637,000.00                 5.0300%
April 25, 2010               May 25, 2010                      57,666,000.00                 5.0400%
May 25, 2010                 June 25, 2010                     54,834,000.00                 5.0600%
June 25, 2010                July 25, 2010                     52,141,000.00                 5.0700%
July 25, 2010                August 25, 2010                   49,587,000.00                 5.0800%
August 25, 2010              September 25, 2010                47,126,000.00                 5.0900%
September 25, 2010           October 25, 2010                  44,851,000.00                 5.1000%
October 25, 2010             November 25, 2010                 42,623,000.00                 5.1100%
November 25, 2010            December 25, 2010                 40,534,000.00                 5.1200%
December 25, 2010            January 25, 2011                  38,537,000.00                 5.1300%
January 25, 2011             February 25, 2011                 36,633,000.00                 5.1300%
February 25, 2011            March 25, 2011                    34,869,000.00                 5.1400%
March 25, 2011               April 25, 2011                    33,151,000.00                 5.1500%
April 25, 2011               May 25, 2011                      31,526,000.00                 5.1600%
May 25, 2011                 June 25, 2011                     29,947,000.00                 5.1600%
June 25, 2011                July 25, 2011                     28,508,000.00                 5.1700%
July 25, 2011                August 25, 2011                   27,115,000.00                 5.1800%
August 25, 2011              September 25, 2011                25,769,000.00                 5.1900%
September 25, 2011           October 25, 2011                  24,515,000.00                 5.2000%
October 25, 2011             November 25, 2011                 23,308,000.00                 5.2100%
November 25, 2011            December 25, 2011                 22,147,000.00                 5.2100%
December 25, 2011            January 25, 2012                  21,079,000.00                 5.2200%
January 25, 2012             February 25, 2012                 20,011,000.00                 5.2300%
February 25, 2012            March 25, 2012                    19,036,000.00                 5.2400%
March 25, 2012               April 25, 2012                    18,108,000.00                 5.2400%
April 25, 2012               May 25, 2012                      17,202,000.00                 5.2500%
May 25, 2012                 June 25, 2012                     16,353,000.00                 5.2600%
June 25, 2012                July 25, 2012                     15,545,000.00                 5.2700%
July 25, 2012                August 25, 2012                   14,777,000.00                 5.2800%
August 25, 2012              September 25, 2012                14,048,000.00                 5.2800%
September 25, 2012           October 25, 2012                  13,353,000.00                 5.2800%
October 25, 2012             November 25, 2012                 12,694,000.00                 5.2800%
November 25, 2012            December 25, 2012                 12,067,000.00                 5.2900%
December 25, 2012            January 25, 2013                  11,471,000.00                 5.3000%
January 25, 2013             February 25, 2013                 10,904,000.00                 5.3000%
February 25, 2013            March 25, 2013                    10,366,000.00                 5.3100%
March 25, 2013               April 25, 2013                     9,853,000.00                 5.3200%
-----------------------------------------------------------------------------------------------------------

                                     Annex A

                   Paragraph 13 of the Credit Support Annex

                                                                         ANNEX A

                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                       dated as of April 20, 2007 between
    Natixis Financial Products Inc. (hereinafter referred to as "Party A" or
                                   "Pledgor")
                                       and
       Wells Fargo Bank, N.A., not individually, but solely as securities administrator (the "Securities Administrator") for Wells Fargo Home Equity Asset-Backed Securities 2007-2 Trust, Home Equity Asset-Backed Certificates,
              Series 2007-2 (the "Trust") (hereinafter referred to
                        as "Party B" or "Secured Party").

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.

Paragraph 13.  Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a) as amended (I) by deleting the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" and inserting in lieu thereof the words "not later than the close of business on the next Local Business Day following a Valuation Date" and (II) by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." and inserting in lieu thereof the following:

                  The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greatest of

                  (1) the amount by which (a) the Fitch Credit Support Amount for such Valuation Date exceeds (b) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party,

                  (2) the amount by which (a) the Moody's First Trigger Credit Support Amount for such Valuation Date exceeds (b) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party, and

                  (3) the amount by which (a) the Moody's Second Trigger Credit Support Amount for such Valuation Date exceeds
                        (b) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b) as amended by deleting in its entirety the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." and inserting in lieu thereof the following:

                  The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the least of

                  (1) the amount by which (a) the Fitch Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Fitch Credit Support Amount for such Valuation Date,

                  (2) the amount by which (a) the Moody's First Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's First Trigger Credit Support Amount for such Valuation Date, and

                  (3) the amount by which (a) the Moody's Second Trigger Value as of such Valuation Date of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Second Trigger Credit Support Amount for such Valuation Date.

            (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the Fitch Credit Support Amount, the Moody's First Trigger Credit Support Amount, or the Moody's Second Trigger Credit Support Amount, in each case for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii)  Eligible Collateral.

            On any date, the following items will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in USD):

                                                                                  Moody's                    Moody's
                                                              Fitch           First Trigger              Second Trigger
                                                            Valuation            Valuation                 Valuation
           Collateral                                      Percentage            Percentage                Percentage
           ----------                                      ----------            ----------                ----------
      (A)  Cash                                               100%                  100%                      100%

      (B)  Fixed-rate negotiable debt obligations
           issued by the U.S. Treasury Department
           having a remaining maturity on such date of        97.5%                 100%                      100%
           not more than one year

      (C)  Fixed-rate negotiable debt obligations
           issued by the U.S. Treasury Department
           having a remaining  maturity on such date of       86.3%                 100%                       94%
           more than one year but not more than ten
           years

      (D)  Fixed-rate negotiable debt obligations
           issued by the U.S. Treasury Department
           having a remaining maturity on such date of        79.0%                 100%                       88%
           more than ten years

      (E)  Fixed-rate U.S. Agency Debentures having
           a remaining maturity on such date of not           97.5%                 100%                       99%
           more than one year

      (F)  Fixed-rate U.S. Agency Debentures having
           a remaining maturity on such date of more          86.3%                 100%                       93%
           than one year but not more than ten years

      (G)  Fixed-rate U.S. Agency Debentures having
           a remaining maturity on such date of more          79.0%                 100%                       86%
           than ten years

      Notwithstanding the Valuation Percentages set forth in the preceding table, upon the first Transfer of Eligible Collateral under this Annex, the Pledgor may, at the Pledgor's expense, agree the Valuation Percentages in relation to (B) through (D) above with the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates), and upon such agreement as evidenced in writing, such Valuation Percentages shall supersede those set forth in the preceding table.

      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Such Other Eligible Support as the Pledgor may designate; provided, at the expense of the Pledgor, the prior written consent of the relevant rating agency (to the extent such rating agency is providing a rating for the Certificates) shall have been obtained. For the avoidance of doubt, there are no items that qualify as Other Eligible Support as of the date of this Annex.

      (iv)  Threshold.

            (A) "Independent Amount" means zero with respect to Party A and Party B.

            (B) "Threshold" means, with respect to Party A and any Valuation Date, zero if a Collateral Event has occurred and has been continuing (x) for at least 30 days or (y) since this Annex was executed; otherwise, infinity.

                  "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, with respect to the Secured Party at any time when the Secured Party is a Defaulting Party, "Minimum Transfer Amount" means zero.

            (D) Rounding: The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest multiple of USD 1,000, respectively.

(c)   Valuation and Timing.

      (i) "Valuation Agent" means Party A. The Valuation Agent's calculations shall be made in accordance with standard market practices using commonly accepted third party sources such as Bloomberg or Reuters.

      (ii)  "Valuation Date" means each Local Business Day.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): None.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value, on any date, of Eligible Collateral will be calculated as follows:

            For Eligible Collateral comprised of Cash, the amount of such Cash.

            For Eligible Collateral comprising securities, the sum of (A) the product of (1)(x) the bid price at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the bid price for such securities quoted at the Valuation Time by any principal market maker for such securities selected by the Valuation Agent, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and
            (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

      (iii) Alternative. The provisions of Paragraph 5 will apply; provided, that the obligation of the appropriate party to deliver the undisputed amount to the other party will not arise prior to the time that would otherwise have applied to the Transfer pursuant to, or deemed made, under Paragraph 3 if no dispute had arisen.

(g)   Holding and Using Posted Collateral.

      (i)   Eligibility to Hold Posted Collateral; Custodians.

            Party B is not and will not be entitled to hold Posted Collateral. Party B's Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the Custodian for Party B shall be the same banking institution that acts as Securities Administrator for the Certificates.

            Initially, the Custodian for Party B is: to be advised in writing by Party B to Party A.

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii); provided, however, that the Securities Administrator shall invest Cash Posted Credit Support in such investments as designated by Party A, with losses (net of gains) incurred in respect of such investments to be for the account of Party A.

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash pursuant to Paragraph 13(g)(ii).

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is Transferred to the Pledgor pursuant to Paragraph 3(b); provided, however, that the obligation of Party B to Transfer any Interest Amount to Party A shall be limited to the extent that Party B has earned and received such funds and such funds are available to Party B.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Additional Representation(s). There are no additional representations by either party.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support shall have such meaning as the parties shall agree in writing from time to time pursuant to Paragraph 13(b)(iii).

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A:

      NATIXIS FINANCIAL PRODUCTS INC.

      Address:          Harborside Financial Center
                        Plaza V, 31st Floor
                        Jersey City, NJ 07311
      Attention:        Swaps Administration
      Telephone No.:    (201) 791-6539
      Facsimile No.:    (201) 891-0660

      with a copy to:

      NATIXIS FINANCIAL PRODUCTS INC.

      Address:          9 West 57th Street, 35th Floor
                        New York, NY 10019
      Attention:        General Counsel
      Telephone No.:    (212) 891-6137
      Facsimile No.:    (212) 891-1922

      (For all purposes)

      If to Party B or Party B's Custodian, the address specified for Party B pursuant to the Notices Section of this Agreement.

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

      For Cash:

      If to Party A:

      CITIBANK N.A.
      ABA# 021-000-089
      Account No.: 36216161
      A/C NATIXISFP

      If to Party B:

      For Cash:

      Wells Fargo Bank, N.A.
      San Francisco, CA
      ABA No.:  121000248
      Account No.:  3970771416
      Account Name:   SAS Clearing
      FFC:  53142403, WFHET 2007-2 Posted Collateral Account

      For Treasury Securities:

      Wells Fargo Bank, N.A.
      San Francisco, CA
      ABA No.:  121000248
      Account No.:  53142403, WFHET 2007-2 Posted Collateral Account

(m)   Other Provisions.

      (i) Collateral Account. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated trust account and to hold, record and identify all the Posted Collateral in such segregated trust account and, subject to Paragraph 8(a), such Posted Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "Fitch Value, Moody's First Trigger Value, Moody's Second Trigger Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "a Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value" and (B) deleting the words "the Value" and inserting in lieu thereof "Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value" and
            (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the Fitch Value, Moody's First Trigger Value, and Moody's Second Trigger Value".

      (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

      (v) Events of Default. Paragraph 7 will not apply to cause any Event of Default to exist with respect to Party B except that Paragraph 7(i) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex. Notwithstanding anything to the contrary in Paragraph 7, any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall only be an Event of Default if (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and
            (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

     (viii) Additional Definitions. As used in this Annex:

            "Collateral Event" means that no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold.

            "Exposure" has the meaning specified in Paragraph 12, except that after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f) of the Schedule is deleted)" shall be inserted.

            "Fitch Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which a Fitch Rating Threshold
                        Event has occurred and been continuing for at least 30 days, an amount equal to the sum of (1) 100.0% of the Secured Party's Exposure for such Valuation Date and (2) the product of the Fitch Volatility Cushion for each Transaction to which this Annex relates and the Notional
                        Amount of each such Transaction for the Calculation
                        Period which includes such Valuation Date, or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "Fitch Rating Threshold Event" means, on any date, no Relevant Entity has credit ratings from Fitch at least equal to the Fitch First Trigger Ratings Threshold.

            "Fitch Value" means, on any date and with respect to any Eligible Collateral other than Cash, the product of (A) the bid price obtained by the Valuation Agent for such Eligible Collateral and (B) the Fitch Valuation Percentage for such Eligible Collateral set forth in paragraph 13(b)(ii).

            "Fitch Volatility Cushion" means, for any Transaction, the related percentage set forth in the following table.

            -----------------------------------------------------------------------------------------------
            The higher of the Fitch                      Remaining Weighted Average Maturity
            credit rating of (i) Party A                               (years)
            and (ii) the Credit Support   -----------------------------------------------------------------
            Provider of Party A, if          1       2       3        4       5       6       7       8
            applicable
            -----------------------------------------------------------------------------------------------
            At least "AA-"                 0.8%    1.7%     2.5%    3.3%    4.0%    4.7%    5.3%    5.9%
            -----------------------------------------------------------------------------------------------
            "A+/A"                         0.6%    1.2%     1.8%    2.3%    2.8%    3.3%    3.8%    4.2%
            -----------------------------------------------------------------------------------------------
            "A-/BBB+" or lower             0.5%    1.0%     1.6%    2.0%    2.5%    2.9%    3.3%    3.6%
            -----------------------------------------------------------------------------------------------
            The higher of the Fitch                      Remaining Weighted Average Maturity
            credit rating of (i) Party A                               (years)
            and (ii) the Credit Support   -----------------------------------------------------------------
            Provider of Party A, if          9      10       11      12      13      14     Greater than
            applicable                                                                     or equal to 15
            -----------------------------------------------------------------------------------------------
            At least "AA-"                 6.5%    7.0%     7.5%    8.0%    8.5%    9.0%        9.5%
            -----------------------------------------------------------------------------------------------
            "A+/A"                         4.6%    5.0%     5.3%    5.7%    6.0%    6.4%        6.7%
            -----------------------------------------------------------------------------------------------
            "A-/BBB+" or lower             4.0%    4.3%     4.7%    5.0%    5.3%    5.6%        5.9%
            -----------------------------------------------------------------------------------------------

            "Local Business Day" means: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in London, New York and the location of the Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and such other places as the parties shall agree.

            "Moody's First Trigger Additional Collateralized Amount" means, with respect to any Transaction and any Valuation Date, the product of the applicable Moody's First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

            "Moody's First Trigger Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

            "Moody's First Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which (I) a Moody's First
                        Trigger Event has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) sum of
                        (i) the Secured Party's Exposure for such Valuation Date and (ii) the aggregate of Moody's First Trigger
                        Additional Collateralized Amounts for all Transactions;
                        or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "Moody's Second Trigger Additional Collateralized Amount" means, with respect to any Transaction and any Valuation Date, (A) if such Transaction is not a Transaction-Specific Hedge, the product of the applicable Moody's Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date and (B) if such Transaction is a Transaction-Specific Hedge, the product of the applicable Moody's Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date.

            "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

            "Moody's Second Trigger Credit Support Amount" means, for any Valuation Date, the excess, if any, of

            (I)   (A)   for any Valuation Date on which it is the case that a
                        Moody's Second Trigger Ratings Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the sum of the amounts of the next payment due to be paid by Party
                        A under each Transaction to which this Annex relates, and (c) the sum of (x) the Secured Party's Exposure for such Valuation Date and (y) the aggregate of Moody's
                        Second Trigger Additional Collateralized Amounts for all
                        Transactions; or

                  (B)   for any other Valuation Date, zero, over

            (II)  the Threshold for Party A for such Valuation Date.

            "Moody's Second Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

            "Transaction-Specific Hedge" means any Transaction that is a cap, floor or swaption, or a Transaction in respect of which (x) the notional amount is "balance guaranteed" or (y) the notional amount for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

            "Valuation Percentage" shall mean, for purposes of determining the Fitch Value, Moody's First Trigger Value, or Moody's Second Trigger Value with respect to any Eligible Collateral or Posted Collateral, the applicable Fitch Valuation Percentage, Moody's First Trigger Valuation Percentage, or Moody's Second Trigger Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Paragraph 13(b)(ii).

            "Value" shall mean, in respect of any date, the related Fitch Value, the related Moody's First Trigger Value, and the related Moody's Second Trigger Value.

               [Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties executing this Credit Support Annex have executed the Master Agreement and have agreed as to the contents of this Credit Support Annex.

For and on behalf of                       For and on behalf of
NATIXIS FINANCIAL PRODUCTS INC.            Wells Fargo Home Equity Asset-Backed
                                           Securities 2007-2 Trust
                                           By:    Wells Fargo Bank, N.A.,
                                           not individually, but solely as
                                           Securities Administrator under the
                                           Pooling Agreement on behalf of the
                                           Wells Fargo Home Equity Asset-Backed
                                           Securities 2007-2 Trust




   /s/ Vasanth K. Victor                      /s/ Carla S. Walker
------------------------------------       -------------------------------------
Name:  Vasanth K. Victor                   Name:  Carla S. Walker
Title: Managing Director                   Title: Vice President
Date:  April 20, 2007                      Date:  April 20, 2007




   /s/ Christopher Hayden
------------------------------------
Name:  Christopher Hayden
Title: Managing Director
Date:  April 20, 2007

Table 1
-------

----------------------------------------------------------------------
              Remaining
        Weighted Average Life
          of Hedge in Years            Moody's First Trigger Factor
----------------------------------------------------------------------
Equal to or less than 1                            0.15%
----------------------------------------------------------------------
Greater than 1 but less than or
equal to 2                                         0.30%
----------------------------------------------------------------------
Greater than 2 but less than or
equal to 3                                         0.40%
----------------------------------------------------------------------
Greater than 3 but less than or
equal to 4                                         0.60%
----------------------------------------------------------------------
Greater than 4 but less than or
equal to 5                                         0.70%
----------------------------------------------------------------------
Greater than 5 but less than or
equal to 6                                         0.80%
----------------------------------------------------------------------
Greater than 6 but less than or
equal to 7                                         1.00%
----------------------------------------------------------------------
Greater than 7 but less than or
equal to 8                                         1.10%
----------------------------------------------------------------------
Greater than 8 but less than or
equal to 9                                         1.20%
----------------------------------------------------------------------
Greater than 9 but less than or
equal to 10                                        1.30%
----------------------------------------------------------------------
Greater than 10 but less than or
equal to 11                                        1.40%
----------------------------------------------------------------------
Greater than 11 but less than or
equal to 12                                        1.50%
----------------------------------------------------------------------
Greater than 12 but less than or
equal to 13                                        1.60%
----------------------------------------------------------------------
Greater than 13 but less than or
equal to 14                                        1.70%
----------------------------------------------------------------------
Greater than 14 but less than or
equal to 15                                        1.80%
----------------------------------------------------------------------
Greater than 15 but less than or
equal to 16                                        1.90%
----------------------------------------------------------------------
Greater than 16 but less than or
equal to 17                                        2.00%
----------------------------------------------------------------------
Greater than 17 but less than or
equal to 18                                        2.00%
----------------------------------------------------------------------
Greater than 18 but less than or
equal to 19                                        2.00%
----------------------------------------------------------------------
Greater than 19 but less than or
equal to 20                                        2.00%
----------------------------------------------------------------------
Greater than 20 but less than or
equal to 21                                        2.00%
----------------------------------------------------------------------
Greater than 21 but less than or
equal to 22                                        2.00%
----------------------------------------------------------------------
Greater than 22 but less than or
equal to 23                                        2.00%
----------------------------------------------------------------------
Greater than 23 but less than or
equal to 24                                        2.00%
----------------------------------------------------------------------
Greater than 24 but less than or
equal to 25                                        2.00%
----------------------------------------------------------------------
Greater than 25 but less than or
equal to 26                                        2.00%
----------------------------------------------------------------------
Greater than 26 but less than or
equal to 27                                        2.00%
----------------------------------------------------------------------
Greater than 27 but less than or
equal to 28                                        2.00%
----------------------------------------------------------------------
Greater than 28 but less than or
equal to 29                                        2.00%
----------------------------------------------------------------------
Greater than 29                                    2.00%
----------------------------------------------------------------------

                             Table 2
                             -------

------------------------------------------------------------------
             Remaining                 Moody's Second Trigger
       Weighted Average Life
         of Hedge in Years                     Factor
------------------------------------------------------------------
Equal to or less than 1                         0.50%
------------------------------------------------------------------
Greater than 1 but less than or                 1.00%
equal to 2
------------------------------------------------------------------
Greater than 2 but less than or                 1.50%
equal to 3
------------------------------------------------------------------
Greater than 3 but less than or                 1.90%
equal to 4
------------------------------------------------------------------
Greater than 4 but less than or                 2.40%
equal to 5
------------------------------------------------------------------
Greater than 5 but less than or                 2.80%
equal to 6
------------------------------------------------------------------
Greater than 6 but less than or                 3.20%
equal to 7
------------------------------------------------------------------
Greater than 7 but less than or                 3.60%
equal to 8
------------------------------------------------------------------
Greater than 8 but less than or                 4.00%
equal to 9
------------------------------------------------------------------
Greater than 9 but less than or                 4.40%
equal to 10
------------------------------------------------------------------
Greater than 10 but less than or                4.70%
equal to 11
------------------------------------------------------------------
Greater than 11 but less than or                5.00%
equal to 12
------------------------------------------------------------------
Greater than 12 but less than or                5.40%
equal to 13
------------------------------------------------------------------
Greater than 13 but less than or                5.70%
equal to 14
------------------------------------------------------------------
Greater than 14 but less than or                6.00%
equal to 15
------------------------------------------------------------------
Greater than 15 but less than or                6.30%
equal to 16
------------------------------------------------------------------
Greater than 16 but less than or                6.60%
equal to 17
------------------------------------------------------------------
Greater than 17 but less than or                6.90%
equal to 18
------------------------------------------------------------------
Greater than 18 but less than or                7.20%
equal to 19
------------------------------------------------------------------
Greater than 19 but less than or                7.50%
equal to 20
------------------------------------------------------------------
Greater than 20 but less than or                7.80%
equal to 21
------------------------------------------------------------------
Greater than 21 but less than or                8.00%
equal to 22
------------------------------------------------------------------
Greater than 22 but less than or                8.00%
equal to 23
------------------------------------------------------------------
Greater than 23 but less than or                8.00%
equal to 24
------------------------------------------------------------------
Greater than 24 but less than or                8.00%
equal to 25
------------------------------------------------------------------
Greater than 25 but less than or                8.00%
equal to 26
------------------------------------------------------------------
Greater than 26 but less than or                8.00%
equal to 27
------------------------------------------------------------------
Greater than 27 but less than or                8.00%
equal to 28
------------------------------------------------------------------
Greater than 28 but less than or                8.00%
equal to 29
------------------------------------------------------------------
Greater than 29                                 8.00%
------------------------------------------------------------------

                             Table 3
                             -------

-------------------------------------------------------------------
             Remaining
       Weighted Average Life
         of Hedge in Years           Moody's Second Trigger Factor
-------------------------------------------------------------------
Equal to or less than 1                          0.65%
-------------------------------------------------------------------
Greater than 1 but less than or                  1.30%
equal to 2
-------------------------------------------------------------------
Greater than 2 but less than or                  1.90%
equal to 3
-------------------------------------------------------------------
Greater than 3 but less than or                  2.50%
equal to 4
-------------------------------------------------------------------
Greater than 4 but less than or                  3.10%
equal to 5
-------------------------------------------------------------------
Greater than 5 but less than or                  3.60%
equal to 6
-------------------------------------------------------------------
Greater than 6 but less than or                  4.20%
equal to 7
-------------------------------------------------------------------
Greater than 7 but less than or                  4.70%
equal to 8
-------------------------------------------------------------------
Greater than 8 but less than or                  5.20%
equal to 9
-------------------------------------------------------------------
Greater than 9 but less than or                  5.70%
equal to 10
-------------------------------------------------------------------
Greater than 10 but less than or                 6.10%
equal to 11
-------------------------------------------------------------------
Greater than 11 but less than or                 6.50%
equal to 12
-------------------------------------------------------------------
Greater than 12 but less than or                 7.00%
equal to 13
-------------------------------------------------------------------
Greater than 13 but less than or                 7.40%
equal to 14
-------------------------------------------------------------------
Greater than 14 but less than or                 7.80%
equal to 15
-------------------------------------------------------------------
Greater than 15 but less than or                 8.20%
equal to 16
-------------------------------------------------------------------
Greater than 16 but less than or                 8.60%
equal to 17
-------------------------------------------------------------------
Greater than 17 but less than or                 9.00%
equal to 18
-------------------------------------------------------------------
Greater than 18 but less than or                 9.40%
equal to 19
-------------------------------------------------------------------
Greater than 19 but less than or                 9.70%
equal to 20
-------------------------------------------------------------------
Greater than 20 but less than or                10.00%
equal to 21
-------------------------------------------------------------------
Greater than 21 but less than or                10.00%
equal to 22
-------------------------------------------------------------------
Greater than 22 but less than or                10.00%
equal to 23
-------------------------------------------------------------------
Greater than 23 but less than or                10.00%
equal to 24
-------------------------------------------------------------------
Greater than 24 but less than or                10.00%
equal to 25
-------------------------------------------------------------------
Greater than 25 but less than or                10.00%
equal to 26
-------------------------------------------------------------------
Greater than 26 but less than or                10.00%
equal to 27
-------------------------------------------------------------------
Greater than 27 but less than or                10.00%
equal to 28
-------------------------------------------------------------------
Greater than 28 but less than or                10.00%
equal to 29
-------------------------------------------------------------------
Greater than 29                                 10.00%
-------------------------------------------------------------------